SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2011

Health Enhancement Products, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30415	87-0699977
(Commission File Number)	(I.R.S. Employer Identification No.)

7740 East Evans Rd., Suite A100, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 385-3800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; compensatory Arrangements of Certain Officers

Effective November 4, 2011, Phillip Rice accepted his appointment by the registrant as part time Chief Financial Officer of the Registrant, in which capacity he will oversee the day-to-day financial operations of the Registrant.   Mr. Rice will be compensated at the rate of $200 per hour for time incurred in rendering services to the Registrant.

Mr. Rice is Managing Partner and founder of Legacy Results, Inc. (founded in 2001), a management consulting firm providing a wide range of consulting services, including in the following areas: Strategic Planning, Business Plan Development, Turnaround Management, Marketing, Financial Management, Mergers and Acquisitions, Locating Funding Sources (Michigan / Ohio), Sales Effectiveness, Workflow Enhancement, Productivity Acceleration, and Conflict Resolution.

Mr. Rice is a CPA and worked for Deloitte & Touche for thirteen years before founding Legacy Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2011	HEALTH ENHANCEMENT PRODUCTS, INC.

By /s/John Gorman
John Gorman, Executive Vice President